Exhibit 99.1
Driving Durable Growth by Solving Indirect Tax Complexity Investor Day | March 19, 2025

2 Safe Harbor Forward Looking Statements Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. Forward-looking statements are based on Vertex management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; our ability to sustain and expand revenues, maintain profitability, and to effectively manage our anticipated growth; our ability to maintain and expand our strategic relationships with third parties; and the other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the Securities Exchange Commission (“SEC”) and the Company’s subsequent filings with the SEC. Copies of each filing may be obtained from the Company or the SEC. All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Definitions of Certain Key Business Metrics Annual Recurring Revenue (“ARR”) – We derive the vast majority of our revenues from recurring software subscriptions. We believe ARR provides us with visibility to our projected software subscription revenues in order to evaluate the health of our business. Because we recognize subscription revenues ratably, we believe investors can use ARR to measure our expansion of existing customer revenues, new customer activity, and as an indicator of future software subscription revenues. ARR is based on monthly recurring revenues (“MRR”) from software subscriptions for the most recent month at period end, multiplied by twelve. MRR is calculated by dividing the software subscription price, inclusive of discounts, by the number of subscription covered months. MRR only includes customers with MRR at the end of the last month of the measurement period. Net Revenue Retention Rate (“NRR”) – We believe that our NRR provides insight into our ability to retain and grow revenues from our customers, as well as their potential long-term value to us. We also believe it demonstrates to investors our ability to expand existing customer revenues, which is one of our key growth strategies. Our NRR refers to the ARR expansion during the 12 months of a reporting period for all customers who were part of our customer base at the beginning of the reporting period. Our NRR calculation takes into account any revenues lost from departing customers or customers who have downgraded or reduced usage, as well as any revenue expansion from migrations, new licenses for additional products or contractual and usage-based price changes. Use and Reconciliation of Non-GAAP Financial Measures In addition to our results determined in accordance with accounting principles generally accepted in the U.S. (“GAAP”), we have calculated non-GAAP cost of revenues, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP selling and marketing expense, non-GAAP general and administrative expense, non-GAAP operating income, non-GAAP net income, non-GAAP diluted EPS, Adjusted EBITDA, Adjusted EBITDA margin, free cash flow and free cash flow margin, which are each non-GAAP financial measures. We have provided tabular reconciliations of each of these non-GAAP financial measures used in this presentation to its most directly comparable GAAP financial measure. Management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, and to evaluate financial performance and liquidity. Our non-GAAP financial measures are presented as supplemental disclosure as we believe they provide useful information to investors and others in understanding and evaluating our results, prospects, and liquidity period-over-period without the impact of certain items that do not directly correlate to our operating performance and that may vary significantly from period to period for reasons unrelated to our operating performance, as well as comparing our financial results to those of other companies. Our definitions of these non-GAAP financial measures may differ from similarly titled measures presented by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, the financial information prepared in accordance with GAAP financial measures, and should be read in conjunction with the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 and in our other reports periodically filed with the SEC. Market & Industry Data Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. The Company also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such assumptions and resulting estimates. Although the Company believes that these sources are reliable, the Company cannot guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. While the Company believes the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Company, any of its affiliates or underwriters as to the accuracy of any such statements or projections. Projections, assumptions and estimates of the Company’s future performance and the future performance of the industry in which the Company operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the Company’s estimates and beliefs and in the estimates prepared by independent parties. 2

3 2025 Investor Day Agenda 8:30 a.m ET Welcome & Agenda Joe Crivelli, Vice President of Investor Relations Company & Strategy Overview Driving Durable Growth by Solving Indirect Tax Complexity 8:35 a.m ET David DeStefano, President, CEO, Chairperson of the Board Strategic Outlook Building on a Strong Core & Executing Our Strategy 9:05 a.m ET Chirag Patel, Chief Strategy Officer Leading Commercial Position Positioned to Win with Multiple Layers of Growth 10:10 a.m ET Chris Jones, Chief Commercial Officer Well-Positioned for Durable Growth 11:00 a.m ET Financial Overview & Outlook John Schwab, Chief Financial Officer 11:20 a.m ET Q&A Panel BREAK (15 MINUTES) End-to-End Platform with Unmatched Capabilities Sal Visca, CTO Uwe Sydon, SVP Product Management Michael Bernard, VP Chief Tax Officer 9:25 a.m ET Product Solution Panel Moderated by Jeff Foucher Unparalleled Customer Value Proposition Dominic Zambrano, Senior Director - Tax, Comcast Maria Hevia Alvarez, Global Indirect Tax Deputy Leader, EY Jeff Craskey, VP Business Development, SAP 10:30 a.m ET Customer / Partner Panel Moderated by Chris Jones

4 Company & Strategy Overview Driving Durable Growth by Solving Indirect Tax Complexity David DeStefano, President, CEO & Chairperson of the Board

5 Our North Star is to accelerate global commerce and empower businesses to transact, comply and grow with confidence… …by delivering a global, best-in-class, end-to-end indirect tax platform

(1) Based on information as of December 31, 2024 6 Global Leader in Tax Technology Proven Track Record of Driving Durable Growth at Scale ~95% Gross Retention Rate (1) >60% Fortune 500 33.5% Cloud Subscription CAGR 2020-2024 (1) 85% Subscription Revenue as % of Revenue (1) 17.5% Annual Recurring Revenue CAGR 2020-2024 (1) 69% Scaled Customer Count Growth 2020-2024 (1) Commerce Compliance

(1) 2022 OECD Tax Database 7 Indirect Taxes Encompass High Degree of Complexity THOUSANDS of taxing jurisdictions THOUSANDS of products and services In REAL-TIME spanning OMNICHANNEL platforms BILLIONS of transactions And ACROSS THE GLOBAL SUPPLY CHAIN $4.4T Global Indirect Tax Revenue(1) 3.1X Greater Than Corporate Income Tax Revenue (1)

Multiple Secular Growth Drivers Benefiting from Constant State of Change Business Complexity Globalization Product Expansion M&A Omnichannel Supply Chain Marketplaces Regulatory Change E-invoicing Real-time Reporting Digital Services Duties & Fees Audit Cross-Border Digital Transformation Technology Refresh Cloud Adoption SaaS IoT PayTech 8

9 Unmatched End-to-End Indirect Tax Solutions Business ERP e-Commerce Marketplaces Procurement Point of Sale Tax Authorities CTC/E-invoicing Real-Time Reporting & Remittance Notices & Audit Compliance Report Comply Pay File Integration Access Read Configure Determination Determine Calculate Audit & Planning Retain Defend Plan Applications on the Vertex Cloud Platform Integrated Data Platform

A Complete Ecosystem of Comprehensive Solutions 10 Applications Determination Compliance Services provide broad range of administrative, operational, and optimization support • Implementation Services • System Optimization Services • Managed Services Outsourcing Supports every step of the tax determination process • Vertex O Series • Sales Tax • Consumers Use Tax (CUT) • Value Added Tax (VAT) • Goods & Services Tax (GST) • O Series Edge • Vertex ERP Accelerators • O Series for Retail • Lat/Long Jurisdiction Locator • Address Cleansing • PLUS Tools for SAP ERP Streamlines returns and fillings to local tax authorities • Certificate Center • Sales and Use Tax Compliance • Indirect Tax Returns North America • VAT Compliance • e-Invoicing • Vertex for e-Commerce • Vertex for Marketplaces • Vertex Advantage Plus • Vertex Validator • Vertex Invoice IQ Unlocks the value of data to improve compliance and audit performance • Vertex Data Integrity • Vertex Indirect Tax Intelligence Integration Audit & Planning Vertex Solutions

(1) Based on information as of December 31, 2024 11 Comprehensive Tax Content Database Key Competitive Advantage Retail | Manufacturing | Communications Services | Medical/Healthcare | Lodging | Leasing | Construction | Banking | Services, & More Industry Specific Capabilities 20,000+ Global Jurisdictions (1) 195 Countries Supported (1) 1 Billion+ Tax Rates and Rules Continually Updated (1) AI Capabilities Strengthened with Humans In-the-Loop 100+ Tax Experts Worldwide (1) SSAE 18 Certified Research Process

Mission Critical Partner to Highly Attractive Customer Base Best-in-Class Solutions to Highly Complex Needs Drive Embedded Customer Relationships 12 (1) Vertex direct customers are based on the Vertex active customer list as of December 31, 2024 (2) Top 10 companies within the Fortune 500 by industry are based on annual revenue as of December 31, 2024 (3) Based on information as of December 31, 2024 Top 50 Customers by ARR Have Average Tenure of 19 Years 4,915(1) Direct Customers >60%(2) Of the Fortune 500 ~95%(3) GRR 9 of the Top 10 Business Services 7 of the Top 10 Communications & Transport 8 of the Top 10 Financial Services 8 of the Top 10 Manufacturing 7 of the Top 10 Marketplaces 6 of the Top 10 Retail 6 of the Top 10 Wholesale Trade

13 Enabling Clients to Successfully Navigate Complexity Competitive Strengths Demonstrate Why Complex Customers Trust Vertex Enterprise Reliability & Scalability • Powerful solutions optimized for complexity • Vast and dynamic global tax content database • Multi-cloud, deployment flexibility • Embedded IP in key source systems • Accelerators Proven Go-to-Market Success • Strategic ERP and implementation partner alliances • Frictionless integrations to power customer growth • Strong customer references Why We Win Product & Platform Leadership • A many-to-one platform • Multiple tax types • Robust AI capabilities Superior Services and Support • Client-first mentality • Industry recognized and highly differentiated support teams

Consistent Growth Algorithm Drives Reliable Growth

Sustainable Drivers leading to Long-term Revenue Growth of Mid to High Teens+

Growth Algorithm – New ARR

~70% Expanding Existing Customers + **~30%** New Logo Growth

95% GRR » 109% NRR

Price	Growth	Cross-sell, Up-sell, Cloud Conversions
~25%	~25%	~50%
Consistently Delivering Value Realization Advantage	Expanding Usage	ERP Migration + Key Partner Relationships

« Focus of '20-'23 Investments »

VERTEX

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2020 Current Full Penetration 15 (1) Value as of December 31, 2020 and December 31, 2024 (2) Based on management estimates Long Runway for Significant Growth with Loyal Install Base $130k ~$300-400k(2) $75k Drivers Digital Transformation Business Complexity Regulatory Change Multiple tax types Compliance solutions CTC/e-invoicing Data Mgt & tools Average Revenue Per Customer AI innovations (1)

Accomplishments Since IPO Built customer success organization Accelerated new product development through enhanced R&D Expanded markets and segments through disciplined M&A Tripled content libraries from 300MM to >1B Expanded partner ecosystem Expanded Euro direct sales force Upgraded corporate infrastructure 16

Investing for Accelerating Growth Continuing to Build-out Advantaged E2E Platform, Integrating AI 17 Data Management E-invoicing Tax Content Expansion & Delivery Monthly Close Automation Audit Management Integration Determination Compliance Audit & Planning

18 World Class Executive Leadership Team Delivering Results David DeStefano Chief Executive Officer John Schwab Chief Financial Officer Sal Visca Chief Technology Officer Chris Jones Chief Commercial Officer Chirag Patel Chief Strategy Officer Uwe Sydon Senior Vice President of Product Management Ann Hollins Chief People Officer Jeff Foucher Chief Marketing Officer Michael Bernard Chief Tax Officer

Generate resilient, multi-layered growth underpinned by strong core. Perpetual change in business, commerce, regulation, and digitization drives ongoing demand for solutions Investment Thesis Established indirect tax industry leader uniquely positioned with significant competitive advantages Highly scalable, durable, recurring revenue model with attractive margins and long runway for mid-to-high teens growth and strong profitability Expanding ecosystem partnerships that have the potential to accelerate customer acquisition and growth Mission critical partner to highly loyal and attractive customer base with complex needs 19

20 Strategic Outlook Building On A Strong Core & Executing Our Strategy Chirag Patel, Chief Strategy Officer

Vertex Plays an Indispensable Role in Enabling Global Commerce Tax authorities are seeking new revenue sources Commerce is bigger, faster, and more complex than ever Business growth is impossible without compliance We are one of the few who can deliver at scale 21

22 A Vast Addressable Market for Our Solutions Key Drivers $23 B $25 B+ $7 B $10 B+ Today 2028 Indirect Tax TAM E-Invoicing TAM $30B $35B+ Expanding regulatory requirements Growth in overall trade and commerce Heightened need for determination & compliance E-invoicing mandate growth and expansion NOTE: TAM is based on management estimates

Complexity is a Growth Driver


Buying Behavior
(centralized, decentralized)
Geographic Footprint
(domestic, foreign)
Business Model
(C2C, B2C, B2B, B2G)
Sales Footprint
(local, regional, multi-region, global)
CUSTOMER
Product Range
(narrow, wide)
Transaction Systems
(simple ERP, complex ERP, PoS, Procurement, etc.)
Industry
(retail, manufacturing, oil & gas, etc.)
Channel
(wholesale, brick & mortar, eComm)

Business systems amplify compliance challenges

Global operations require tax to sync across transaction systems, sales channels, and regulatory frameworks

Product taxability is highly variable

Rules are not uniform, the same product is often taxed differently in different places

Indirect tax rules are ever-changing

500,000+ global legislative changes since 2021 and over **1 billion tax rules** actively managed by Vertex

VERTEX

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24 Our Strategy is Founded on Three Pillars Harnessing 40 years of trusted tax leadership to power the next phase of sustainable growth EXPAND AND DEEPEN OUR PARTNER AND ECOSYSTEM FOOTPRINT CUSTOMER PLATFORM EXPAND THE CORE Grow our geographic footprint and our mid-market customer segment 2 SCALE THE OFFERING Expand our platform capabilities to deliver superior product experiences 3 MAXIMIZE THE CORE Grow our core enterprise customer segment 1

25 1 Maximize the Core Leverage cloud ERP migrations to displace competitive or homegrown indirect tax solutions Grow share-of-wallet via cross-sell of use tax, VAT, compliance, e-invoicing, certificate mgmt., etc. Strengthen key influencer relationships within our customers & partners Capitalize on our tax relationships to target eCommerce business owners GROW ENTERPRISE CUSTOMER SEGMENT

26 ERP Cloud Migration Opportunity How we’re poised to win $1.8B TAM associated with ERP cloud migrations through 2028 (1) Strength of relationships with alliance and ecosystem partners Tight integrations with SAP and Oracle among our customers Meaningful ACV uplift realized from Vertex cloud migrations NOTE: Based on management estimates

27 2 Extend global brand to further penetrate Europe Land with e-invoicing offering among global multinationals and expand into periodic reporting Grow the mid-market customer segment who have complex needs Focus efforts on deepening region and segment specific customer and partner relationships Expand the Core NEW GEOGRAPHIES AND CUSTOMER SEGMENTS

E-Invoicing Opportunity 28 The market is highly fragmented, and our existing global customers’ needs are evolving We have unique access to tax data required to fulfill the mandates With the advent of e-invoicing, no opportunity to correct anymore…Once you send it off, it's in the authorities' hands and clients worry any issues in determination cannot really be fixed or glossed over as part of the reporting process anymore… Determination is 30% -> 50% in next 5 years due to flurry of e-invoicing mandates that will be a catalyst. – Big 4 Accounting Firm While there are distinct buying units for each of the 60 countries in which [company] is established, the goal is to fully shift all countries … [to one provider] eventually. – Director of Global Indirect Tax Compelling combined value prop with determination & compliance $7B TAM We have a solution built on a modern tech stack and a scalable network How we’re poised to win…

29 3 Expand end-to-end platform capabilities to address all aspects of the indirect tax workflow Launch tax data management offering Leverage AI to optimize workflows and commercialize new offerings Deliver an exceptional customer experience E2E PLATFORM; DATA MANAGEMENT; AI APPLICATIONS Scale the Offering

30 Our AI Strategy is Focused in Four Key Areas Internal Transformation Commercial Productivity (e.g., Marketing and Sales AI) General Productivity (e.g., General purpose / Function-specific co-pilots) Commercial Value Intelligent Tax Research (e.g., Accelerating new industry categories) New Offering Development (e.g., Smart Categorization) Select Investments AI-Enabled Customer Care (e.g., Intelligent self-service, etc.) Customer Experience Co-Pilots (e.g., Vertex Co-pilot, AI Foundation, Data Fabric) Partner Value Human In-The-Loop (e.g., IP sharing, co-developed AI offerings) Embedded Compliance (e.g., Connectors) Margins & Deal Velocity NRR & GRR (Cross-sell & Retention) ARR Growth (New Product & Market Expansion) GTM Acceleration & New Revenue Channels

Corporate Development as a Growth Accelerator 31 Acquisitions Drive market & offering expansion Partnerships Accelerate go-to-market & cross-sell Investments Unlock innovation & insights

Key Takeaways Uniquely positioned as a leader in the must-have indirect tax technology space Unmatched ability to address the complexities of tax providing durable competitive advantage Addressable market of $30 Billion for our products and services, and growing (1) A well-defined strategy to deliver sustainable growth over time accelerated by corporate development (1) Based on management estimates 32

PRODUCT SOLUTION PANEL 33 End-to-End Platform with Unmatched Capabilities Moderated by Jeff Foucher Sal Visca Chief Technology Officer Uwe Sydon SVP Product Management Michael Bernard VP Chief Tax Officer

BREAK 15 MINUTES 34

Leading Commercial Position Positioned to Win with Multiple Layers of Growth Chris Jones, Chief Commercial Officer 35

36 Accomplishments Since IPO: Expanded Markets and Competitive Differentiation (1) Vertex only; does not include Systax or ecosio 2020 - 2024 Invested in customer success function Expanded global partner ecosystem Added indirect sales: sell-with / sell-through models Increased sales capacity globally Enhanced long-standing relationships with SAP and Oracle with strong go-to-market initiatives Deepened relationships with Microsoft, NetSuite, Workday, Coupa, Salesforce, and Shopify Scaled Customer CAGR 14.0% ARR CAGR (1) 16.8% Average NRR 109% AARPC CAGR (1) 14.8%

37 Differentiated Products and Infrastructure Go-to-Market • Growing business complexity • M&A • Omnichannel • Geographic Expansion Growing tax complexity Home-grown legacy solutions System complexity Customer Challenges Technology Partners Alliance Partners System Integration Partners • Large / High Complexity • Mid-Market / High Complexity • Europe: VAT / E-invoicing / US Presence Customers Best-in-class Core Product Complex Integration Know-How Comprehensive Content Database World Class Support and Engagement

38 Go-to-Market Model Optimized for Customer Acquisition and Revenue Growth Field Sales Inside Sales Indirect Sales Strategic Accounts Customer Success Global Professional Services Partner Success Ecosystem Sales Customer Experience Tax & Accounting Firms Technology Partners System Integrators Customer Community LAND EXPAND

39 Global Customer Success Delivering Strong Growth in ARR Upsell & Cross Sell While Enhancing Efficiency Relationships Actions Outcomes $0 $100 $200 $300 $400 Non CS CS 2022 2023 2024 ARR Growth within CS Headcount vs Closed Opportunities Upsell/Cross Sell Revenue per CS Resource 0 50 100 150 200 250 2022 2023 2024 Closed Opps Headcount $197,260 $225,926 $401,333 2022 2023 2024 Investment in customer success leads to increasing revenue through upsell and cross-sell

40 Key Partnerships Fuel Our Sales Funnel GTM Initiatives Why They Partner with Vertex Dedicated Indirect Sales Engagement Teams Collaborative consulting approach with battle tested solutions and technical know-how around complex integrations Leverage broad professional services expertise built by the top accounting firms to drive omnichannel Vertex implementations Partner Enablement strategy to position partner ecosystem for success Robust product strategy aligned to key ecosystems Broad portfolio of reference accounts to enhance sales enablement Trust factor established throughout our 47-year history. Pre-built integrations and connectors that facilitate data flows with non-Vertex systems Broad suite of tools that simplify the life of the indirect tax professional Technology Partners Alliance and System Integration Partners

41 Broad Base of Referenceable Customers Spans Wide Range of Segments, Sectors, Geographies

42 US Sales and Use Tax Proven Pipelines for Growth Competitive Advantages • Industry validated solutions • Superior tax content database • Expansive partner ecosystem • Capabilities to handle complex ecosystem integrations • Digital transformation, e-commerce, procurement, subscription billing, and other transactional systems Go-to-Market Strategy • Leverage partner ecosystem to drive new logo acquisition • Tech partners, System Integrators, Alliance partners • Continued maturity of Customer Success team Significant Market Opportunity • Companies with in-house / partially vended solutions • Expand customer usage of Vertex solutions • Digital transformation, business model changes, regulatory pressure Determination Document Management Compliance Reporting Audit support Data Management

43 Value Added Tax (Europe, LATAM, and AsiaPac) Multiple Critical Channel Partners Competitive Advantages • Global multi-national customer base • End-to-end global solution with integrated e-invoicing functionality • Established partnerships and model Go-to-Market Strategy • Partner-first model - helping our alliance and SI partners build profitable practices • Leverage SAP migration deadlines for continued pipeline generation • E-commerce opportunity Significant Market Opportunity • Companies using native ERP VAT calculation solutions, in-house tools, and disparate tax technologies • Non-U.S. companies selling into the U.S. • Continued proliferation of E-Invoicing mandates

44 E-commerce: Accelerating Relationships with Partners and Platforms *Vertex Estimate Vertex revenue from E-commerce and marketplaces more than doubled in 2024 Significant Market Opportunity • Estimated $600 million TAM Competitive Advantages • Omnichannel approach with wide breadth of solutions • Revenue-based predictable pricing • Global reach • Flexibility to seamlessly connect with complex systems Go-to-Market Strategy • Expanding with existing customers • Direct relationships with largest key platforms • Deep relationships in SI community Ecosystem Reach and Scale With integrations to the dominant applications enabling global commerce, we touch ~80% of global transaction volumes*

45 Multiple Drivers of New Logo Growth e-Invoicing: European SaaS software company preparing for the upcoming e-invoicing mandate in Germany. Additionally led to full-suite product sales. Winning vs. Competition: Major electric vehicle manufacturer switched from a competitive solution that was not capable of effectively supporting their growing business Global ERP Migration: Multinational materials manufacturer planning for an SAP S/4HANA migration in 2025; selected in part due to our extensive operations in Brazil Complex Mid-Market Opportunities Technology Evolution Attractive Geographies New Verticals 2024 Examples Sources of New Logo Additions

46 Customer Case Studies

47 Customer Journey Case Study: Diversified Manufacturer ARR Grew >10X Since 2018 $185 $300 $334 $411 $1,112 $1,877 $1,878 2018 2019 2020 2021 2022 2023 2024 ARR by Product Line ($000s) Customer Description / Challenges • Longstanding Vertex Customer – early 00's • Consolidation of ERP systems and ongoing Cloud transition • Worldwide growth and M&A Vertex Solution / System Connections • SAP ECC • SAP S4 Hana • SAP Ariba • Oracle E-Business Suite • eCommerce Major Cross-sells and Up-sells • Consumer Use Tax (2019) • LCR Dixon Tools (2019) • Value Added Tax (2021) • VAT Compliance (2024) Value-Added Results • 2018 ARR: $185,000 • 2024 ARR: $1.9 M • ARR CAGR: 47% Sales Tax Calculations Value Added Tax Calculation LCR Dixon Tools SAP Accelerator Consumer Use Tax Calculation Other Offerings Other Tools Payroll Tax Calculation

48 Customer Journey Case Study: Upscale Grocery Store Chain ARR Grew >20X Since Relationship Inception $32 $42 $62 $435 $480 $663 $704 2018 2019 2020 2021 2022 2023 2024 Customer Description / Challenges • Inception - 2018 • Initial Vertex relationship based on an e-commerce prepared meals pilot program Vertex Solution / System Connections • SAP s4/Hana • SAP Ariba • Toshiba Global Commerce POS • Proprietary in-house e-commerce platform Major Cross-sells and Up-sells • Expansion of Sales Tax Calc (2021) • Sales Tax Returns (2021) • Edge (2022) • Consumers Use Tax (2023) Value-Added Results • 2018 ARR: $32,000 • 2024 ARR: $704,000 • ARR CAGR: 67% ARR by Product Line ($000s) Sales Tax Calculations Consumer Use Tax Other Offerings Edge Sale Tax Returns Other Tools

Customer Journey Case Study: Consumer Delivery Company 55% ARR CAGR Since Relationship Inception Customer Description / Challenges • Inception - 2020 • Enhance compliance with global indirect taxes in preparation for IPO • Support massive worldwide transaction growth Vertex Solution / System Connections • Bespoke home-grown business platform processing 7-8 billion transactions per year Major Cross-sells and Up-sells • Sales Tax Calculation expansion (2021) • Edge (2024) Value-Added Results • 2018 ARR: $803,000 • 2024 ARR: $4.7 M • ARR CAGR: 55% ARR by Product Line ($000s) 49 Sales Tax Other Hosting Fees Edge Value Added Tax $803 $2,838 $2,984 $3,325 $4,658 2020 2021 2022 2023 2024

50 Drivers of Future Success Provide customers with unrivaled support and engagement to maintain our industry-leading revenue retention metrics Execute on our leading go-to-market organization and platform Leverage status as partner of choice for our technology, alliance, and SI partners Seize on our opportunity from multiple secular growth drivers linked to perpetually evolving complexity

CUSTOMER / PARTNER PANEL 51 Unparalleled Customer Value Proposition Moderated by Chris Jones Dominic Zambrano Senior Director - Tax, Comcast Maria Hevia Alvarez Global Indirect Tax Deputy Leader, EY Jeff Craskey VP Business Development, SAP

52 Financial Overview & Outlook Well -Positioned for Durable Growth John Schwab, CFO

Last Major Recession $100 $109 $121 $130 $134 $144 $154 $165 $174 $188 $207 $225 $245 $272 $322 $375 $426 $492 $572 $666.8 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 53 Consistent Long-term Revenue Growth Sustained Revenue Momentum Since Strategic Shift 11% CAGR 2005 – 2024 15% CAGR 2016 – 2024 (1) 2005 through 2017 revenue from unaudited financial statements. Revenue starting in 2018 reflects application of ASC 606

Well-Positioned for Durable Growth 54 Highly Recurring Revenue Model Consistent and Durable Growth at Scale Proven Ability to Drive Earnings Leverage Sustainable Growth Opportunities 85% of revenue derived from long-term subscriptions Mission critical (1), best-in-class offering with 94-96% GRR (1) Runway for existing customer penetration + underlying transaction growth Multiple favorable secular drivers leading to new products, new logos Completed investment in 2023 in Go-to-Market, Customer Success Organization, New Products, and Corporate Infrastructure Accelerating earnings momentum in 2H23 and 2024 Continued expansion of average revenue per customer New logo growth from expanding products and geographies Targeted bolt-on M&A Long-term tailwinds – E-invoicing adoption and ERP conversions (1) Based on information as of December 31, 2024

Cloud Subscription Revenue $316 $370 $431 $513 $603 2020 2021 2022 2023 2024 $87 $127 $169 $215 $276 2020 2021 2022 2023 2024 55 Resilient Recurring Revenue Annual Recurring Revenue (ARR) Recurring revenue model with multiple levers for growth 33.5% CAGR 2020 – 2024 17.5% CAGR 2020 – 2024 Cloud revenue growth of 29% in 2024

56 (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures; for a reconciliation non-GAAP measures to the nearest GAAP equivalent, see the Appendix Reaping the Rewards of Prudent Investments for Growth Increasing Earnings Leverage Prudent Investments in Growth and Innovation Accelerating Financial Momentum Adjusted EBITDA ($M) and margin Effective Development and Commercialization Earnings Leverage Phase $78.4 $78.0 $78.7 $100.8 $151.9 20.9% 18.3% 16.0% 17.6% 22.8% 15. 00% 20. 00% 25. 00% 30. 00% 35. 00% $0. 00 $20 .00 $40 .00 $60 .00 $80 .00 $10 0.00 $12 0.00 $14 0.00 $16 0.00 $18 0.00 $20 0.00 2020 2021 2022 2023 2024 Growth Investment Stage

$49.6 $46.9 $3.4 $6.1 63.3% $77.7 60.2% 4.3% 6.1% 51.2% -7.00% 3.0 0% 13. 00% 23. 00% 33. 00% 43. 00% 53. 00% 63. 00% $0. 00 $10 .00 $20 .00 $30 .00 $40 .00 $50 .00 $60 .00 $70 .00 $80 .00 2020 2021 2022 2023 2024 57 Increasing Free Cash Flow Generation Increasing FCF Accelerating Financial Momentum Free Cash Flow and Conversion ($M)(1) Increasing FCF Conversion Earnings Leverage Phase Growth Investment Stage (1) Free cash flow and free cash flow conversion are non-GAAP financial measures; for a reconciliation non-GAAP measures to the nearest GAAP equivalent, see the Appendix

49% 50% 50% 49% 49% 50% 27% 25% 25% 27% 27% 26% 24% 25% 25% 24% 24% 24% 2020 2021 2022 2023 2024 Average Cross-sell Price Entitlements 67% 71% 70% 78% 72% 72% 33% 29% 30% 22% 28% 28% 2020 2021 2022 2023 2024 Average Existing Customer New Logo 58 Consistency of New ARR Fuels Our Growth Algorithm Reliable, Resilient Growth Composition Existing Customer vs. New Logo Existing Customers ~30% ~25% ~70% ~25% ~50% 100% 100%

Selectively Targeting Accretive, Bolt-on M&A Acquisition Criteria 59 Complement and accelerate organic growth Provide complementary products and services Expand new market opportunities Accretive over short run with IRR > WACC M&A growth is supplemental to current long-term projections • e-Invoicing / Continuous Transaction Control (CTC) is a key indirect tax pain point for global customers • Enterprise customers will be most impacted by the proliferation of E-invoicing regulations • Platform provides integrated approach to VAT compliance and e-invoicing that existing market solutions lack • Vertex/ecosio solution enables seamless connection across end-to-end platform • Leverages Vertex’s strengths in automation and connection to partner ecosystems (SAP, Oracle, MS etc.) • Performance aligned via earn-out mechanism • Acquired additive AI capabilities from award-winning tax services and software firm in June 2024 • Software is designed to more effectively manage the complexity of tax mapping • The acquisition will accelerate Vertex’s AI innovation strategy to help global companies manage tax complexity with greater speed and scale e-Invoicing Acquisition: AI Acquisition:

Investment at a Glance ($M) 60 2024 2025 2026 Total Investment ecosio AEBITDA loss and R&D Investment Upfront Purchase Price Maximum Earn Out Total Acquisition Price Total ecosio Investment ~$31.5 $65 $130 $195 $226.5 $4.5(A) $18(E) $9(E)

61 Investing in Growth through R&D NOTE: Research and Development Expense is presented on a non-GAAP basis; for a reconciliation to GAAP, see the Appendix Continuing to Enhance the Platform through Innovation 17.7% 17.1% 17.1% 17.6% 18.5% Expect to Remain in Similar Range Percent of Revenue Annual Research and Development Investment ($M)

62 2025 Financial Outlook 1Q25 2025 Total Revenue $175M to $178M $760M to $768M Cloud Revenue N/A Growth of 28% Adjusted EBITDA $33M to $36M $161M to $165M

63 Accelerating Financial Momentum: 2028 Targets(*) *Excludes future M&A activity 63 Prior Long-Term Target 2028 Target Growth Drivers E-Invoicing solution contributing 7%-10% of revenue by 2028 Other new products including Smart Categorization and Data Management Additional penetration of complex mid-market companies Profitability and Cash Flow Drivers Continued leverage from General & Administrative and Sales & Marketing

Disciplined Capital Allocation Framework Strategically Focused on Indirect Tax Lifecycle Capital Allocation Priorities 64 e-Invoicing Additional country coverage ecosio integration Other Organic Investments R&D/New Product Development Tax Content Enhancements Go-to-Market Targeted M&A Opportunistic bolt-on acquisitions Debt Repayment Convert 2029 ecosio earn-out Return of Capital to Shareholders Opportunistic Buybacks

65 Key Takeaways 2028 growth targets demonstrate clear path to consistent growth Highly attractive recurring revenue model, sticky customer relationships Durable growth algorithm delivering mid -high teen revenue growth Proven earnings leverage from disciplined investment cycle Disciplined capital allocation prioritizing targeted growth investment and bolt -on M&A

Q&A 66

THANK YOU 67

68 Appendix

Adjusted EBITDA and Adjusted EBITDA margin Reconciliation (1)

($ in Thousands)

Adjusted EBITDA	2020	2021	2022	2023	2024
Net Income (Loss)	**(75,081)**	**(1,479)**	**(12,304)**	**(13,093)**	**(52,729)**
Interest expense (benefit), net	3,111	984	2,048	4,164	(4,137)
Income tax expense (benefit)	(32,788)	(2,447)	2,174	(8,581)	54,683
Depreciation and amortization – property and equipment	11,018	11,678	12,440	15,202	20,953
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues	21,021	32,291	44,934	54,048	59,302
Amortization of acquired intangible assets - selling and marketing expense	176	813	3,779	2,641	2,478
Amortization of cloud computing implementation costs – general and administrative	-	-	-	2,570	4,007
Stock-based compensation expense	147,904	26,160	19,729	33,919	47,425
Severance expense	3,031	5,232	877	3,576	3,048
Acquisition contingent consideration	-	-	2,300	1,549	(2,575)
Litigation settlements	-	-	2,000	-	-
Change in fair value of acquisition contingent earn-outs	-	-	-	-	17,500
Transaction costs	-	4,748	696	4,853	2,032
Adjusted EBITDA ($)	**$78,392**	**$77,980**	**$78,673**	**$100,848**	**$151,942**
Adjusted EBITDA Margin:					
Total revenues	374,665	425,548	491,624	572,387	666,776
Adjusted EBITDA margin (%)	**20.9%**	**18.3%**	**16.0%**	**17.6%**	**22.8%**

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. The above table reconciles these non-GAAP financial measures to the most directly comparable GAAP financial measures. Refer to Form 10-K for the twelve months ended December 31, 2024 for additional information regarding the Company's use of these non-GAAP financial measures

VERTEX 69

Free Cash Flow and Free Cash Flow Conversion Reconciliation (1) ($ in Thousands) Free Cash Flow: 2020 2021 2022 2023 2024 Cash provided by operating activities 59,543 90,289 63,848 74,332 164,821 Redemption of Converted SARs 22,889 - - - - Property and equipment additions (20,955) (31,706) (45,532) (49,261) (65,769) Capitalized software additions (11,850) (11,660) (14,888) (18,972) (21,344) Free cash flow ($) $49,627 $46,923 $3,428 $6,099 $77,708 Free Cash Flow Conversion: Adjusted EBITDA 78,392 77,980 78,673 100,848 151,942 Free cash flow conversion (%) 63.3% 60.2% 4.3% 6.1% 51.2% 70 (1) Free cash flow and free cash flow conversion are non-GAAP financial measures. The above table reconciles free cash flow to the most directly comparable GAAP financial measure, and provides the calculation for free cash flow conversion, which is determined by dividing free cash flow by Adjusted EBITDA for the respective periods. Refer to Form 10-K for the twelve months ended December 31, 2024 for additional information regarding the Company’s use of free cash flow.

Research & Development Expense Reconciliation (1) ($ in Thousands) Non-GAAP Research and Development Expense: 2020 2021 2022 2023 2024 Research and development expense 54,340 44,018 41,877 58,212 66,666 Stock-based compensation expense (14,694) (2,620) (1,798) (5,994) (9,548) Transaction costs - - - - (723) Non-GAAP research and development expense ($) $39,646 $41,398 $40,079 $52,218 $56,395 71 (1) The above table reconciles non-GAAP financial measures to the most directly comparable GAAP financial measures. Refer to Form 10-K for the twelve months ended December 31, 2024 for additional information regarding the Company’s use of these non-GAAP financial measures